EXHIBIT 10.69


     Acknowledgment and Confirmation of Guaranty and Other Financing Agreements

         Each of the undersigned, by execution of this Acknowledgment and Confirmation of Guaranty and Other Financing Agreements, acknowledges and agrees that it is fully aware of, accepts and approves, the terms and conditions of:
(i) the Amended and Restated Accounts Financing Agreement [Security Agreement], dated as of June 1, 1997 (the "Accounts Agreement"), among Farah U.S.A., Inc., Value Clothing Company, Inc. and Farah Manufacturing (U.K.) Limited, and Congress Financial Corporation (Southwest) ("Lender"), amending and restating the Accounts Financing Agreement [Security Agreement], dated August 2, 1990 (the "Original Accounts Agreement"), between Farah U.S.A., Inc. and Lender and (ii) all other documents, instruments, supplements and agreements in connection with the Original Account Agreement and the Accounts Agreement, including, without limitation, (A) each Guaranty and Waiver, dated August 2, 1990, by various affiliates of Farah U.S.A., Inc., (B) each Supplement (as defined in the Accounts Agreement), (C) the ten million ($10,000,000) Secured Term Promissory Note, dated June 1, 1997, issued or to be issued to Lender by Farah U.S.A., Inc. pursuant to Section 2.1.1(e) of the Accounts Agreement, (D) Inventory and Equipment Financing Agreement Supplement [Security Agreement], dated August 2, 1990, between Farah U.S.A., Inc. and Lender, (E) each Pledge and Security
Agreement by Farah U.S.A., Inc., in favor of Lender, (F) each Collateral Assignment of License, dated August 2, 1990, by Farah U.S.A., Inc., in favor of Lender, (G) each Collateral Assignment of Agreement, dated August 2, 1990, by Farah Inc. and its affiliates, in favor of Lender, (H) each Pledge and Security Agreement, dated August 2, 1990, by Farah Inc. and its affiliates, in favor of Lender, (I) the Subordination Agreement, dated August 2, 1990, among Farah Inc., Farah U.S.A., Inc. and Lender, (J) Trademark Collateral Assignment and Security Agreement, dated August 1, 1990 and August 2, , by Farah Inc. in favor of Lender, (K) each Patent Collateral Assignment and Security Agreement, dated August 1, 1990, by Farah Inc., in favor of Lender, (L) each Amended and Restated General Security Agreement, dated as of June 1, 1997, by Farah Inc. and its affiliates in favor of Lender, (M) each intercreditor and other ancillary document, dated August 2, 1990, as each of the foregoing may have been or may be amended, modified, restated, supplemented and confirmed from time to time, (N) the General Security Agreement, dated as of February 9, 1994 and the Guarantee and Waiver, dated February 9, 1994, each by Farah Licensing Company (now known as Farah Clothing Company, Inc.), (O) each Guarantee and Waiver, dated February 9, 1994, in favor of Lender, by certain of the undersigned entities (and others) for the benefit of Farah UK, (P) the Subordination Agreement, dated as of February 9, 1994, among Farah UK, Farah Exports (Ireland) and Lender for the benefit of Farah UK, and (Q) the Debenture, dated January 24, 1994, between Farah UK and Lender for the benefit of Farah UK (collectively, the "Financing Agreements"). Each of the undersigned further understands that certain of the Financing Agreements, but not all of them, are being amended and/or restated as of June 1, 1997, and, notwithstanding that the other Financing Agreements shall be or remain dated August 2, 1990 (or another date other than the date hereof) and shall not be so amended and/or restated, the undersigned expressly confirms, ratifies and approves in all respects all of its "Obligations" under such Financing Agreements to which it is a party and all of its other liabilities, indemnities, agreements and other obligations to Lender, whether now existing or hereafter arising, under or in respect of such Financing Agreements.

Dated as of June 1, 1997:

GUARANTORS

FARAH INCORPORATED
FARAH INTERNATIONAL, INC.
VALUE SLACKS, INC.
FARAH MANUFACTURING COMPANY, INC.
FARAH MANUFACTURING COMPANY
OF NEW MEXICO, INC.
VALUE CLOTHING COMPANY, INC.
CORPORACION FARAH-COSTA RICA S.A.
FARAH CLOTHING COMPANY, INC., a
Delaware corporation (previously known as Farah
Licensing Company, Inc.)

By:     /s/ Russell G. Gibson
Title:  Chief Financial Officer


FTX, INC.

By:     /s/ Luis Segovia, Jr.
Title:  President